                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2002

                                  Hadron, Inc.
             (Exact name of registrant as specified in its charter)

                   New York                              0-5404                       11-2120726
----------------------------------------------  ------------------------  ---------------------------------
(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer Identification No.)

                          5904 Richmond Highway, Suite 300, Alexandria, VA  22309
               ----------------------------------------------------------------------------
               (Address of principal executive offices)                          (Zip Code)

                                 (703) 329-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.   Other Events.

          Hadron, Inc. (OTC:BB:HDRN) issued a press release on January 4, 2002 regarding the acquisition of Analex Corporation. A copy of the press release is attached as an exhibit.

Item 7.   Financial Statements and Exhibits

          (c)  Press Release dated January 4, 2002 is included herein as
Exhibit 99.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       HADRON, INC.

Date:  January 4, 2002                 By:   /s/ Sterling E. Phillips, Jr.
                                           ---------------------------------
                                           Sterling E. Phillips, Jr.
                                           Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.      Exhibit
-----------      -------

    99           Press Release dated January 4, 2002